J.P. MORGAN INCOME FUNDS

JPMorgan Credit Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 1, 2011

to the Summary Prospectuses dated July 1, 2011

On June 23, 2011, the Board of Trustees of JPMorgan Trust I (the “Trust”) approved changes to the strategies of the JPMorgan Credit Opportunities Fund (the “Fund”) in order to permit the Fund to invest in a broader spectrum of investment grade and non-investment grade credit securities. On or around September 15, 2011 (the “Effective Date”), these changes will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”).

Change to 80% Policy. The Fund has a policy to invest at least 80% of its assets in credit securities. Currently, credit securities are defined to mean debt securities issued by corporations. On the Effective Date, the definition of credit securities will be expanded to include additional types of debt securities and registered money market funds. On the Effective Date, the sixth paragraph under the “What are the Fund’s main investment strategies?” section of the prospectuses, as follows, will be deleted in its entirety:

Under normal circumstances, the Fund will invest at least 80% of its Assets in credit securities. “Assets” mean net assets plus the amount of borrowings for investment purposes. Credit securities are debt securities issued by corporations and include corporate bonds, commercial paper, convertible bonds, Loans and Unfunded Commitments, private placements, restricted securities and other unregistered securities, short-term funding agreements, and variable and floating rate instruments.

and replaced by the following paragraph:

Under normal circumstances, the Fund will invest at least 80% of its Assets in credit securities. “Assets” mean net assets plus the amount of borrowings for investment purposes. Credit securities are debt securities issued by any issuer including domestic and foreign corporations, municipalities, the U.S. government and its agencies and instrumentalities, and foreign governments and their agencies and instrumentalities and include all types of debt securities including corporate bonds, convertible bonds, Loans, private placements, municipal securities, commercial paper, restricted securities and other unregistered securities, short-term funding agreements, government and agency securities, mortgage-backed and mortgage-related securities, Treasury Inflation Protected Securities (“TIPS”), sovereign debt, emerging markets debt, supranational debt and variable and floating rate instruments. Credit securities also include registered money market funds.

The Fund’s 80% policy may be changed by approval of the Fund’s Board of Trustees without shareholder approval. The Fund must provide shareholders at least 60 days’ prior notice to a change in such a policy. Existing Shareholders were notified of the change in the 80% policy by a supplement to the Fund’s prospectuses.

Changes to Investment Strategies. Consistent with the Fund’s name and the change in the 80% policy, the New Prospectuses will reflect that the Fund can invest opportunistically across investment grade securities and in all types of credit securities as part of its principal investment strategy. On the Effective Date, the following changes will become effective with respect to the Fund:

•

The Fund may invest without limit in below investment grade securities (also known as junk bonds or high yield securities) or, if unrated, determined by the Fund’s adviser to be of comparable quality. Such securities may include so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities or issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings, or securities of issuers operating in troubled industries). Currently, the Fund may only invest up to 50% of its net assets in such securities.

In addition, as part of the revised investment strategy, the Fund may increase investments in certain securities and instruments that are permissible investments for the Fund but to date have not been used as a principal strategy including government and agency securities, non-agency mortgage securities, TIPS, municipal securities, sovereign debt, emerging markets debt, and supranational debt. Consistent with the changes to the Fund’s 80% policy and enhanced flexibility, the revised investment strategy will also reflect that, in addition to investing in securities issued by domestic and foreign corporations, the Fund may invest in securities issued by other types of issuers such as municipalities and foreign governments and their agencies as part of its principal strategies.

SUP-SPRO-CREDITOPPS-711

Changes to the Fund’s Main Risks. On the Effective Date, the Fund will be permitted to invest a greater amount of its assets in high yield securities, municipal securities, TIPS, foreign and emerging market debt securities, and mortgage-backed securities. The changes in the investment strategies may result in increased or additional risks.

•

High yield securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.

•

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For municipal obligations secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit rating of the institutions issuing the guarantee are downgraded or at risk of being downgraded.

•

TIPS are subject to the effects of changes in market rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

•

Foreign and emerging market debt securities are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, regulatory risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets.

•

Mortgage-backed and mortgage-related securities are subject to prepayment and call risk, extension risk, volatility risk, and liquidity risk in addition to the risks faced by debt securities in general.

Investors should refer to the Fund’s New Prospectuses for a complete discussion of the Fund’s investment strategies and the main risks associated with the Fund’s investments strategies after the Effective Date.

Changes in Description of Portfolio Management Team. On the Effective Date, the Fund’s portfolio management team description will provide as follows:

The Portfolio Managers

The portfolio management team for the Fund is led by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund among credit securities and derivative and relative value strategies. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free investment management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading and has been an employee of JPMIM or predecessor firms since 1995.

William Eigen, Managing Director and CFA charterholder, is responsible for the day-to-day management of the Fund’s assets allocated to the Fund’s derivative and relative value strategies. Mr. Eigen works collaboratively with Mr. Madich and the portfolio management team to develop derivative and relative value strategies. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies. In addition to his role as a portfolio manager for the Fund, he has also served as a portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect subsidiary of JPMorgan Chase, from August 2005 to April 2008.

Frederick A. Sabetta, Executive Director and CFA charterholder, Donald G. Clark, Executive Director and CFA charterholder, and Duane Huff, Executive Director, are responsible for the day to day management of the portion of the portfolio allocated to credit and other securities. In connection with their management of credit and other securities, they may also utilize derivative strategies in the portion of the portfolio allocated to them. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for certain high yield assets managed by one of the high yield teams. Mr. Sabetta has been an employee of JPMIM or predecessor firms since November 2003. An employee of JPMIM or predecessor firms since 2003, Mr. Clark is a senior portfolio manager and a member of JPMIM insurance solutions team. An employee of JPMIM or predecessor firms since 1996, Mr. Huff is a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies, such as Core Plus and is a member of the Asset Allocation Committee. Mr. Huff has served as a portfolio manager within the International Fixed Income Group, overseeing global aggregate and global bond strategies for mutual funds and segregated clients.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

Summary Prospectus July 1, 2011

JPMorgan Credit Opportunities Fund

Class/Ticker:     R2/JOCZX     R5/JOCRX     R6/JOCMX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2011, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses[1]	0.59	0.39	0.34
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other
Expenses	0.34	0.34	0.34

Total Annual Fund Operating Expenses	1.49	0.79	0.74
Fee Waivers and Expense Reimbursements[2]	(0.34)	(0.29)	(0.29)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.15	0.50	0.45

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 0.50% and 0.45% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years
CLASS R2 SHARES ($)	117	438
CLASS R5 SHARES ($)	51	223
CLASS R6 SHARES ($)	46	207

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (December 1, 2010 through February 28, 2011), the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s principal strategy is to invest in corporate credit securities that include investment grade as well as below investment grade securities (also known as junk bonds, high yield securities, or non-investment grade securities). In addition to its primary investments in corporate credit securities, the Fund allocates a portion of its assets to derivatives and relative value strategies that are managed with an absolute return orientation. An absolute return orientation means this portion of the Fund is not managed relative to an index. In addition, the Fund has the flexibility to use derivatives and relative value strategies to complement a portion or all of its investments in corporate credit securities in order to manage volatility, interest rate and credit risk and to adjust exposures to specific securities.

The Fund has the ability to change the allocation among investment grade and non-investment grade securities to take advantage of market dynamics. The Fund uses investment grade securities in combination with non-investment grade securities generally rated BB by a nationally recognized statistical rating organization (NRSRO) or the unrated equivalent to generate current income and manage risk in a portfolio of investment grade securities.

The Fund may invest without limit in securities that, at the time of purchase, are rated in the top four categories by Moody’s Investors Services Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB-, BBB-, respectively, or the equivalent by another NRSRO, or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 50% of its net assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund’s exposure to investment grade and non-investment grade securities may be increased synthetically through the use of derivatives in excess of the percentages specified above. As a result, the Fund may have a risk profile similar to a fund that invests all or substantially all of its assets in non-investment grade securities from time to time.

As part of its strategy, the Fund may use “relative value” strategies. “Relative value” strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund will generally sell a security that the Fund’s adviser believes is overvalued and purchase an offsetting security that it believes is undervalued. At times, relative value of a particular security will be measured against cash, in which case there will be no offsetting trade of an undervalued security. The Fund’s relative value strategies use combinations of securities and investments and include: (1) credit-oriented trades such as purchasing a credit default swap related to one bond or set of bonds and selling a credit default swap on a similar bond or set of bonds, (2) mortgage-dollar rolls in which the Fund sells mortgage-backed securities and the same time contracts to buy back very similar securities on a future date, (3) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/ return between the maturity dates, and (4) other combinations of fixed income securities and derivatives. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options (including options on interest rate futures contracts and interest rate swaps), foreign currency transactions including currency options and forward foreign currency contracts, swaps and credit default swaps and price locks individually or as part of its relative value strategy for hedging, to increase income and gain to the Fund and for risk management purposes including duration, sector and yield curve exposure and credit and spread volatility management.

As part of its principal investment strategy, the Fund may invest in corporate bonds, loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments).

Under normal circumstances, the Fund will invest at least 80% of its Assets in credit securities. “Assets” means net assets plus the amount of borrowings for investment purposes. Credit securities are debt securities issued by corporations and include corporate bonds, commercial paper, convertible bonds, Loans and Unfunded Commitments, private placements, restricted securities and other unregistered securities, short-term funding agreements, and variable and floating rate instruments.

The Fund primarily invests in U.S. dollar-denominated but may utilize non-dollar denominated securities issued in both developed and emerging markets as well as U.S. dollar-denominated securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation. The Fund may use both private placements and publicly traded securities as a principal strategy.

In buying and selling investments for the Fund, the Fund’s adviser focuses on market sectors and individual corporate credit securities including Loans that it believes will perform well over time. The portfolio management team allocates the Fund’s investments among investment grade securities and non-investment grade securities and works on a collaborative basis to identify relative value and other trading strategies that are designed to hedge against volatility, interest rate risk and the risk that spreads of securities will widen. These strategies may be managed using an absolute return orientation or as a complement to the portfolio as a whole. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, security structure and covenants, and an in-depth analysis of the issuer. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Smaller Company Risk. Investments in smaller cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Strategy Risk. The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk.”

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on December 1, 2010 and has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gary Madich	2010	Managing Director
William Eigen	2010	Managing Director
Frederick Sabetta	2010	Executive Director
Donald Clark	2010	Executive Director
Duane Huff	2010	Executive Director

Purchase and Sale of Fund Shares

Purchase Minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 and Class R6 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-CO-R2R5R6-711

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